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                                                                    EXHIBIT 99.1

                          CONSOLIDATED BALANCE SHEETS
                  UNITED PARCEL SERVICE, INC. AND SUBSIDIARIES
               (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)



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                                                                                                             December 31,
ASSETS                                                                                                  1999               1998
                                                                                                      --------           --------
Current Assets:
            Cash and cash equivalents                                                                 $  4,204           $  1,240
            Marketable securities                                                                        2,074                389
            Accounts receivable                                                                          3,167              2,713
            Prepaid employee benefit costs                                                               1,327                703
            Materials, supplies and other prepaid expenses                                                 366                380
                                                                                                      --------           --------
                 Total Current Assets                                                                   11,138              5,425
                                                                                                      --------           --------
Property, Plant and Equipment:
            Vehicles                                                                                     3,444              3,482
            Aircraft (including aircraft under capitalized leases)                                       8,173              7,739
            Land                                                                                           656                651
            Buildings                                                                                    1,467              1,478
            Leasehold improvements                                                                       1,902              1,803
            Plant equipment                                                                              4,334              4,144
            Construction-in-progress                                                                       494                257
                                                                                                      --------           --------
                                                                                                        20,470             19,554
            Less accumulated depreciation and amortization                                               8,891              8,170
                                                                                                      --------           --------
                                                                                                        11,579             11,384
Other Assets                                                                                               326                258
                                                                                                      --------           --------
                                                                                                      $ 23,043           $ 17,067
                                                                                                      ========           ========

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
            Accounts payable                                                                          $  1,295           $  1,322
            Accrued wages and withholdings                                                                 998              1,092
            Dividends payable                                                                              361                247
            Tax assessment                                                                                 457                 --
            Current maturities of long-term debt                                                           512                410
            Other current liabilities                                                                      575                646
                                                                                                      --------           --------
                 Total Current Liabilities                                                               4,198              3,717
                                                                                                      --------           --------
Long-Term Debt (including capitalized lease obligations)                                                 1,912              2,191
                                                                                                      --------           --------
Accumulated Postretirement Benefit Obligation                                                              990                969
                                                                                                      --------           --------
Deferred Taxes, Credits and Other Liabilities                                                            3,469              3,017
                                                                                                      --------           --------
Shareowners' Equity:
            Preferred stock, no par value, authorized 200,000,000 shares, none issued                       --                 --
            Class A common stock, par value $.01 per share, authorized 4,600,000,000 shares,
                 issued 1,101,295,534 and 1,118,000,000 in 1999 and 1998                                    11                 11
            Class B common stock, par value $.01 per share, authorized 5,600,000,000 shares,
                 issued 109,400,000 and -0- in 1999 and 1998                                                 1                 --
            Additional paid-in capital                                                                   5,096                325
            Retained earnings                                                                            7,536              7,325
            Accumulated other comprehensive loss                                                          (170)               (63)
                                                                                                      --------           --------
                                                                                                        12,474              7,598
            Treasury stock, at cost (-0- and 23,211,904 shares in 1999 and 1998)                            --               (425)
                                                                                                      --------           --------
                                                                                                        12,474              7,173
                                                                                                      --------           --------
                                                                                                      $ 23,043           $ 17,067
                                                                                                      ========           ========
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